SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                    Current Report Pursuant to Section 13 or
                       15(d) of the Securities Act of 1934

         Date of Report (Date of earliest event reported): June 22, 2006

                        EL CAPITAN PRECIOUS METALS, INC.
             (Exact name of registrant as specified in its charter)

            Nevada                        333-56262              88-0482413
--------------------------------------------------------------------------------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
        incorporation)                                       Identification No.)

                       14301 North 87th Street, Suite 216
                            Scottsdale, Arizona 85260
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (480) 607-7093
              (Registrant's telephone number, including area code)

                                       N/A
         (Former name or former address, if changed since last report.)

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Item 8.01 Other Events.

      On June 22, 2006, El Capitan Precious Metals, Inc. (the "Company") issued a press release relating to its receipt of a consulting report received from Richard Daniele, a qualified person, and Dr. Clyde Smith, a consulting geologist to the Company. This press release is attached to this Current Report as Exhibit 99.1, and is incorporated herein by reference.

      On June 23, 2006, the Company issued a press release relating to its receipt of a summary report issued by Dr. Clyde Smith, a consulting geologist to the Company, on a hyperspectral survey completed by Earth Search Sciences, Inc. (ESSE.OB). This press release is attached to this Current Report as Exhibit 99.2, and is incorporated herein by reference.

      On June 26, 2006, the Company issued a press release relating to its retention of Houlihan Lokey Howard & Zukin as an exclusive financial advisor to explore strategic alternatives with respect to its interest in the El Capitan property. This press release is attached to this Current Report as Exhibit 99.3, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits.

            99.1  Press Release Dated June 22, 2006;

            99.2  Press Release Dated June 23, 2006;

            99.3  Press Release Dated June 26, 2006;

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EL CAPITAN PRECIOUS METALS, INC.


Date: June 26, 2006                     /s/ Stephen J. Antol
                                        ----------------------------------------
                                        Stephen J. Antol
                                        Chief Financial Officer